UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 19, 2011

RIVERBED TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 247-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 19, 2011, Riverbed Technology, Inc. (“Riverbed”) (as guarantor), Riverbed Technology Limited, a wholly-owned subsidiary of Riverbed (“Riverbed UK”), the holders (the “Sellers”) of securities of Zeus Technology Limited, a private limited company formed under the laws of England (“Zeus”), and an agent for the Sellers entered into a Share Purchase Agreement (the “Share Purchase Agreement”). Pursuant to the Share Purchase Agreement and related documents, upon the terms and subject to the conditions set forth therein, Riverbed UK: (a) acquired all of the outstanding securities of Zeus (other than those options and warrants that lapsed or terminated without consideration upon the closing of the share purchase contemplated by the Share Purchase Agreement); (b) made (or caused to be made) an initial payment of $110,000,000 in cash; and (c) will potentially make (or cause to be made) additional payments totaling up to $30,000,000, based on achievement of certain bookings targets for the approximate one year period from July 19, 2011 through July 31, 2012.

The foregoing description of the transactions consummated pursuant to the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The press release announcing the share purchase contemplated by the Share Purchase Agreement, dated July 19, 2011, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events

On July 12, 2011, Riverbed acquired all of the outstanding securities of Aptimize Limited, a private limited company formed under the laws of New Zealand (“Aptimize”), pursuant to a Share Purchase Agreement by and among Riverbed, the holders of the outstanding securities of Aptimize, and an agent of such holders.

The press release announcing the purchase of the outstanding securities of Aptimize, dated July 19, 2011, is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which include those regarding the benefits expected to be provided to Riverbed and its business by the acquisitions, statements relating to the expected demand for Riverbed’s products and services, and statements relating to Riverbed’s ability to meet the needs of distributed organizations. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results or outcomes to differ materially from those expressed or implied by such forward-looking statements. In addition, actual outcomes are subject to other risks and uncertainties that relate more broadly to Riverbed’s overall business, including those more fully described in Riverbed’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010, and its Quarterly Report on Form 10-Q for the first quarter of 2011. Riverbed assumes no obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*	Share Purchase Agreement dated as of July 19, 2011, among Riverbed Technology, Inc. (“Riverbed”) (as guarantor), Riverbed Technology Limited, a wholly-owned subsidiary of Riverbed, the holders (the “Sellers”) of securities of Zeus Technology Limited, a private limited company formed under the laws of England, and an agent for the Sellers

99.1	Press Release, dated July 19, 2011

99.2	Press Release, dated July 19, 2011

*	Schedules to the Share Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Riverbed hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

Date: July 25, 2011	By:	/s/ Randy Gottfried
Randy Gottfried
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Purchase Agreement dated as of July 19, 2011, among Riverbed Technology, Inc. (“Riverbed”) (as guarantor), Riverbed Technology Limited, a wholly-owned subsidiary of Riverbed, the holders (the “Sellers”) of securities of Zeus Technology Limited, a private limited company formed under the laws of England, and an agent for the Sellers

99.1	Press Release, dated July 19, 2011

99.2	Press Release, dated July 19, 2011

*	Schedules to the Share Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Riverbed hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.